UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                          -----------------------------

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:
                        (Date of earliest event reported)

                                November 14, 2006
                          ----------------------------

                             CEC ENTERTAINMENT, INC.
               (Exact name of registrant as specified in charter)


            Kansas                        0-15782                48-0905805
(State or other jurisdiction of   (Commission File Number)      (IRS Employer
incorporation or organization)                               Identification No.)

                            4441 West Airport Freeway
                               Irving, Texas 75062
                     (Address of principal executive offices
                                  and zip code)

                                 (972) 258-8507
                             (Registrant's telephone
                          number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b)).

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)).

                          CURRENT REPORT ON FORM 8-K/A

                            CEC ENTERTAINMENT, INC.

This Form 8-K/A amends the Form 8-K filed by the Company with the Commission on November 14, 2006 to clarify and supplement information that was disclosed in
Item 4.02 at the time of filing the original Form 8-K.

Item 2.02: Results of Operations and Financial Condition

The disclosure set forth in Item 4.02 below is incorporated by reference.

Item 4.02: Non-Reliance on Previously Issued Financial Statements or a Related Audit report or Completed Interim Review

As previously announced, the Company and the Audit Committee are reviewing guidance regarding stock option granting practices recently published by the SEC, and are continuing to evaluate the determination of the appropriate accounting measurement date, as well as the amount of compensation charges and the resulting tax impact. Although this review is still in progress, the Company currently estimates the cumulative pre-tax financial impact of recording additional charges associated with stock option grants from 1989 through 2005 is likely to be in the range of $20 to $30 million. Based on these preliminary estimates, the Company and the Audit Committee concluded that the range of potential adjustments would likely be material to the current year and possibly prior years resulting in a restatement of the Company's previously issued consolidated financial statements. Because the review is ongoing, the Company has not determined the amount to be recorded in any specific periods. Accordingly, the Company and the Audit Committee concluded on November 10, 2006, that investors should not rely on the Company's historical financial statements or on related reports from the Company's registered independent public accounting firm. The Company's Audit Committee and management have discussed the matters disclosed in this Item 4.02 with the Company's independent registered public accounting firm.

The Company issued a press release concerning this matter on November 13, 2006, a copy of which is attached as Exhibit 99 to this report and is incorporated herein by reference.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CEC ENTERTAINMENT, INC.


Date:  December 20, 2006                    By: /s/ Christopher D. Morris
                                                ------------------------------
                                                Christopher D. Morris
                                                Executive Vice President
                                                Chief Financial Officer